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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 17, 2005


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          California                    0-27122                94-2900635
 (State or other jurisdiction    (Commission file number)    (I.R.S. Employer
      of incorporation)                                   Identification Number)


                   3011 Triad Drive                                 94550
                     Livermore, CA                                (Zip Code)
      (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 4.01.  Changes in Registrant's Certifying Accountant

     (a)  Previous Independent Accountants

     (i) On October 17, 2005, Adept Technology, Inc. ("Adept" or the "Registrant") dismissed Adept's independent registered public accounting firm, Ernst & Young LLP.

     (ii) The audit reports of Ernst & Young LLP on the consolidated financial statements of Adept as of and for the last two fiscal years ended June 30, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The change in independent public accountants was approved by Adept's Audit Committee of its Board of Directors.

     (iv) During Adept's two most recent fiscal years ended June 30, 2005, and during the subsequent interim period preceding the dismissal of Ernst & Young LLP, there was no disagreement between Adept and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports.

     (v) Except for the material weakness in internal control over financial reporting findings described in the following paragraphs, during the fiscal years ended June 30, 2004 and June 30, 2005, and in the subsequent interim period preceding the dismissal of Ernst & Young, Adept did not have any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     Adept reported in its Annual Report on Form 10-K for the fiscal year ended June 30, 2005, that the Company was advised by Ernst & Young LLP of a "material weakness" in Adept's internal controls. The Annual Report stated that the material weakness related to the high number of post-closing adjustments recorded by Adept reflecting a weakness in the communication, analysis and review elements of the Company's financial accounting function preventing reasonable assurance that financial information is processed and reported timely.

     Adept reported in its Quarterly Report on Form 10-Q for the fiscal quarter ended January 1, 2005, that the Company was advised by Ernst & Young LLP of a "material weakness" in Adept's internal controls relating to a failure to correctly apply FAS 52 to currency-related transactions resulting in an overstatement of the foreign currency translation gain by approximately $400,000. The entry to correct the error was subsequently recorded and included in the unaudited financial statements for the fiscal quarter enabling timely reporting of financial results for the quarter.


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     Adept's Audit Committee and management have discussed the subject matter of these material weakness findings with Ernst & Young and has authorized Ernst & Young to respond fully to the inquiries of Adept's successor accountant concerning the subject matter of these findings.

     Adept has provided Ernst & Young with a copy of the foregoing disclosures and requested that Ernst & Young furnish a letter to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above statements. A copy of the letter from Ernst & Young LLP is attached hereto as
Exhibit 16.1.

     (b)  New Independent Accountants

     On October 17, 2005, the Audit Committee of the Board of Directors engaged Armanino McKenna LLP as Adept's independent registered public accounting firm.

     During Adept's two most recent fiscal years ended June 30, 2005, and during the subsequent interim period preceding the replacement of Ernst & Young LLP, Adept has not consulted with Armanino McKenna LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Adept's financial statements or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

  16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated October 18, 2005.


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.


Date:  October 21, 2005                     By: /s/ Robert R. Strickland
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                                            Robert R. Strickland
                                            Chief Financial Officer